Supplement dated August 9, 2024, to the Statement of Additional Information (“SAI”)

dated October 25, 2023, as previously supplemented February 29, 2024, March 22, 2024, and June 13, 2024

DSS AmericaFirst Defensive Growth Fund

Class A: DGQAX Class U: DGQUX Class I: DGQIX

DSS AmericaFirst Income Fund

Class A: AFPAX Class U: AFPUX Class I: AFPIX

DSS AmericaFirst Monthly Risk-On Risk-Off Fund

Class A: ABRFX Class U: ABRUX Class I: ABRWX

DSS AmericaFirst Large Cap Share Buyback Fund

Class A: SBQAX Class U: SBQUX Class I: SBQIX

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As of August 9, 2024, David S. Friedensohn, Monica S. Himes, and Allan R. Siegel concluded their service as Trustees of DSS AmericaFirst Funds (the “Trust”).  Any information to the contrary should be disregarded.

Dr. Prabir Datta, Ph.D.; Darryl T. Robinson; and Mark A. Gronet have joined the Board of Trustees of the Trust following their election on August 9, 2024, by shareholders of the Funds in the Trust.  The new Trustees each serve as a non-interested person Trustee of the Trust as that term is defined in Section 2(a)(19) of the 1940 Act (referred to hereafter as a "Disinterested Trustee").  The following supplements the information provided under the heading "TRUSTEES AND OFFICERS."

Dr. Prabir Datta, Ph.D. possesses what the Board feels are unique experiences, qualifications and skills valuable to the Trust.  Dr. Datta has held senior investment management roles at Constellation Capital Management LLC, Capital Guidance, and Lazard Asset Management LLC.  Additionally, prior to these experiences he was Managing Director of Global Risk Management for GE Capital and had held positions in risk management and in emerging markets debt trading at J.P. Morgan.  Dr. Datta holds a Ph.D. in Finance from the University of Illinois, an M.B.A. in Finance from the Indian Institute of Management, as well as a Bachelor’s degree in Mechanical Engineering from the Birla Institute of Technology and Science.  Overall, he possesses a strong understanding of the regulatory framework that surrounds investment management based on his years of prior service to SEC-registered investment advisers.  The Board believes Dr. Datta's experience and expertise in investment management and risk management in various sectors of investment management and operations will add depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Darryl T. Robinson possesses what the Board feels are unique skills, qualifications and experiences valuable to the Trust.  Mr. Robinson presently serves as a Managing Principal of NewQuest Crosswell, a privately-held, Houston-based real estate investment firm that develops, manages, and invests in real property throughout major markets in the United States.  Previously, he was co-founding partner and President of the Trillium Group, a Houston-based retail development company with a focus towards single tenant build to suit development throughout Texas.  Prior to Trillium, he co-founded and served as President of Oak Hill Advisors a South Florida investment company focusing on the acquisition of value-oriented real estate opportunities.  He holds a Bachelor of Science in Business Administration from the University of Alabama where he specialized in Real Estate Finance.  Overall, he possesses a strong understanding of regulatory frameworks that surrounds real estate investment management based on his years of prior service with real estate investment funds.  The Board believes Mr. Robinson’s experience and expertise in real estate investment management, risk management, and operations will add further depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders.

Mark A. Gronet possesses what the Board feels are unique qualifications, experiences and skills valuable to the Trust.  While presently retired, Mr. Gronet possess decades of experience in the investment brokerage business.  Most recently he served as a securities trader for Oppenheimer & Co. Inc., a broker-dealer.  Prior to that, he served as Managing Director of Institutional sales for H.C. Wainwright & Co., LLC as well as The Buckingham Research Group, Inc., each a broker-dealer.  Additionally, he has held broker-dealer related FINRA series 7, 63, and 24 licenses.  He holds a Bachelor’s degree in Business Economics, Finance and Financial Management Services from The College of New Jersey.  The Board believes Mr. Gronet's experience and expertise in the highly-regulated broker-dealer industry as well as his experience in financial management and research, adds depth and understanding to its consideration of the Trustee's obligations to the Trust and shareholders

DISINTERESTED TRUSTEES

Name Address^ Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Dr. Prabir Datta, Ph.D. Year of Birth: 1956	Trustee, August 2024 to present	Retired since 2016.	4	None
Darryl T. Robinson Year of Birth: 1967	Trustee, August 2024 to present	Managing Principal of NewQuest Crosswell, February 2013 to Present.	4	None
Mark A. Gronet Year of Birth: 1954	Trustee, August 2024 to present	Retired since January 2019.	4	None

^ c/o Mutual Shareholder Services, LLC, 8000 Town Centre Drive, Suite 400 Broadview Heights OH 44147.

* The term of office for each Trustee listed above will continue indefinitely.

** The term "Fund Complex" refers to the four Funds in the Trust.

Compensation of the Board of Trustees

Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of the Funds, were paid a fee of $6,000 per year through September 30, 2023; and effective October 1, 2023, Trustees are paid $3,000 per Trustee per Board meeting and $1,500 per Audit Committee member per Audit Committee meeting.  The table below details the amount of compensation earned by the Trustees from the Trust for the fiscal year ended June 30, 2024. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Annual Benefits Upon Retirement	Total Compensation Paid to Trustees
Dr. Prabir Datta, Ph.D.	None	None	None	None
Darryl T. Robinson	None	None	None	None
Mark A. Gronet	None	None	None	None

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in each Fund as of the date of this supplement.

Name	DSS AmericaFirst Defensive Growth Fund	DSS AmericaFirst Income Fund	DSS AmericaFirst Monthly Risk-On Risk-Off Fund	DSS AmericaFirst Large Cap Share Buyback Fund	Aggregate Dollar Range of Equity Securities in Funds of the Trust
Dr. Prabir Datta, Ph.D.	None	None	None	None	None
Darryl T. Robinson	None	None	None	None	None
Mark A. Gronet	None	None	None	None	None

As of the date of this supplement, the Trustees and officers, owned less than 1.00% of the outstanding shares of each of the Funds of the Trust.

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The Statement of Additional Information dated October 25, 2023, and as supplemented February 29, 2024, March 22, 2024, and June 13, 2024; and the Prospectus and each Summary Prospectus, each dated October 25, 2023, and supplemented June 13, 2024; each provide information that you should know before investing in the Funds and should be retained for future reference.  The Prospectus, each Summary Prospectus, the Statement of Additional Information; and each supplement have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  All of these documents are available upon request and without charge by calling shareholder services at 1-877-217-8501.

Please retain this Supplement for future reference.